INTANGIBLE ASSETS (Tables)	12 Months Ended
Dec. 31, 2024
INTANGIBLE ASSETS
Schedule of net definite-lived intangible assets

(In thousands)
Asset as of December 31, 2024	Purchase Price	Accumulated Amortization	Impairment	Carrying Amount
License of FOLOTYN®	2,000	(1,304)	(696)	—
Others	457	(219)	—	238
Total	$2,457	$(1,523)	$(696)	$238

(In thousands)
Asset as of December 31, 2023	Purchase Price	Accumulated Amortization	Impairment	Carrying Amount
License of FOLOTYN®	$2,000	(261)	$—	$1,739
Others	302	(202)	—	100
Total	$2,302	$(463)	$—	$1,839

Schedule of changes in intangible assets

(In thousands)	2024	2023	2022
Balance at the beginning of the year	$1,839	$1,063	$12,203
Addition	159	2,064	45
Amortization expense	(1,061)	(1,287)	(1,211)
Impairment	(696)	—	(8,724)
Foreign currency translation adjustment	(3)	(1)	(1,250)
Balance at the ending of the year	$238	$1,839	$1,063

Schedule of expected future amortization expense

(In thousands)
2025	$25
2026	25
2027	25
2028	25
2029	25
2030 and thereafter	113